UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Focus Impact Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

FOCUS IMPACT ACQUISITION CORP.

250 Park Avenue Ste 911
New York, NY 10177

PROXY STATEMENT SUPPLEMENT

December 15, 2022

To the Stockholders of Focus Impact Acquisition Corp.:

This is a supplement (this “Supplement”) to the definitive proxy statement of Focus Impact Acquisition Corp. (“FIAC”), dated December 2, 2022 (the “Proxy Statement”), that was sent to you in connection with FIAC’s special meeting of stockholders scheduled for 9:30 a.m., Eastern Time, on December 21, 2022, virtually, at https://www.cstproxy.com/focus-impact/2022 (the “Stockholder Meeting”).

At the Stockholder Meeting, FIAC’s stockholders will be asked to consider and vote upon a proposal to amend FIAC’s amended and restated certificate of incorporation to extend the date by which FIAC has to consummate an initial business combination (such extension, the “Charter Extension”) from May 1, 2023 to November 1, 2023 (the “Charter Extension Date,” and such proposal, the “Extension Amendment Proposal”).

FIAC has filed this Supplement with the Securities and Exchange Commission to: (a) advise stockholders of a change, following market feedback, to the amount of cash required to remain in the Trust Account (as defined below) in order to satisfy the Maximum Redemption Condition (as defined in the Proxy Statement), (b) update the amount currently held in the Trust Account and (c) include a revised proxy card to fix a scrivener’s error.

MAXIMUM REDEMPTION CONDITION

In response to market feedback, all references to the amount of cash required to remain in the Trust Account in order to satisfy the Maximum Redemption Condition throughout the Proxy Statement shall be revised to provide that FIAC will not proceed with the Charter Extension if FIAC will not have at least $100,000,000 remaining in the Trust Account following approval of the Extension Amendment Proposal, after taking into account any stockholder redemptions (WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC STOCK).

TRUST ACCOUNT

On December 13, 2022, the most recent practicable date prior to the date of this Supplement, the redemption price per share was approximately $10.315, based on the aggregate amount on deposit in the Trust Account of approximately $237,246,296 as of December 13, 2022 (including interest not previously released to FIAC to pay its franchise and income taxes), divided by the total number of then outstanding shares of Public Stock (as defined in the Proxy Statement). The redemption price per share in connection with the Extension Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account on December 19, 2022 (two business days prior to the Stockholder Meeting). The closing price of the Public Stock on the Nasdaq Stock Market LLC on December 13, 2022, was $10.14. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.175 more per share than if the shares were sold in the open market (based on the current per share redemption price as of December 13, 2022). FIAC cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

FIAC will not to use any amounts in the Trust Account, or the interest earned thereon, to pay any excise tax that may be imposed on FIAC pursuant to the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) due to any redemptions of Public Stock by FIAC.

VOTING MATTERS

Only holders of record of FIAC’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Stock”) and shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), at the close of business on November 23, 2022, which is the record date for the Stockholder Meeting, are entitled to notice of the Stockholder Meeting and to vote and have their votes counted at the Stockholder Meeting and any adjournments or postponements of the Stockholder Meeting. As of the close of business on November 23, 2022, there were 28,750,000 issued and outstanding shares of Common Stock, of which 23,000,000 shares of Class A Common Stock were held by public stockholders and 5,750,000 shares of Class B Common Stock we held by Focus Impact Sponsor, LLC, FIAC’s sponsor. Each share is entitled to one vote per share at the Stockholder Meeting.

All public stockholders of Public Stock, regardless of whether they vote for or against the Extension Amendment Proposal or do not vote at all, may elect to convert their shares of Public Stock into their pro rata portion of the amounts held in the Trust Account calculated as of December 19, 2022 (two business days prior to the Stockholder Meeting), if the Charter Extension is implemented. To exercise your redemption rights, you must demand in writing that your shares of Public Stock are redeemed for a pro rata portion of the funds held in the Trust Account and tender your shares to Continental Stock Transfer & Trust Company, FIAC’s transfer agent, at least two business days prior to the initially scheduled date of the Stockholder Meeting. In order to exercise your redemption right, you need to identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

Before you vote, you should read the Proxy Statement and other documents that FIAC has filed with the Securities and Exchange Commission, together with this Supplement, for more complete information about FIAC and the Charter Extension. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Proxy Statement. If you have questions about the Charter Extension or if you need additional copies of the Proxy Statement or the proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: FIAC.info@investor.morrowsodali.com

By Order of the Board of Directors of Focus Impact Acquisition Corp.

/s/ Carl Stanton
Carl Stanton
Chief Executive Officer

You are not being asked to vote any proposed business combination at this time. If the Charter Extension is implemented and you do not elect to redeem your shares of Public Stock, provided that you are a stockholder on the record date for the stockholder meeting to consider a business combination, you will be entitled to vote on such business combination when it is submitted to stockholders and will retain the right to redeem your shares of Public Stock for cash in the event such business combination is approved and completed or we have not consummated such business combination by the Charter Extension Date.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Stockholder Meeting. If you are a stockholder of record, you may also cast your vote in person at the Stockholder Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Stockholder Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal.

This Supplement is dated December 15, 2022.

PROXY CARD

Focus Impact Acquisition Corp.
250 Park Avenue Ste 911
New York, New York 10177

SPECIAL MEETING
OF STOCKHOLDERS OF FOCUS IMPACT ACQUISITION CORP.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 21, 2022.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated December 2, 2022, in connection with the special meeting of stockholders (the “Stockholder Meeting”) of Focus Impact Acquisition Corp. (the “FIAC”) to be held at 9:30 a.m. Eastern Time on December 21, 2022, via a virtual meeting, and hereby appoints Carl Stanton and Ernest Lyles, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of FIAC registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Proposal No. 1—Extension Amendment Proposal— To amend FIAC’s amended and restated certificate of incorporation to extend the date by which FIAC has to consummate a business combination from May 1, 2023 to November 1, 2023 (the “Extension Amendment Proposal”). A copy of the proposed amendments is set forth in Annex A to the accompanying proxy statement.
FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2—Adjournment Proposal— To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share and shares of Class B common stock, par value $0.0001 per share, in the capital of FIAC represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal.
FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:	, 2022

(Signature)
(Signature if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.